                                                                   EXHIBIT 10.48


                                 AMENDMENT NO. 2

                           Dated as of April 11, 2003

                                       to

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of April 11, 2002

                  THIS AMENDMENT NO. 2 ("Amendment") is made as of April 11, 2003 by and among Wabash National Corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and Bank One, NA, as Administrative Agent (the "Agent"), under that certain Amended and Restated Credit Agreement dated as of April 11, 2002 by and among the Borrower, the Lenders and the Agent, as amended prior to the date hereof (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended by adding the following new defined terms to such Section:

                  "AMORTIZATION DEBT" means, at any time the same is to be determined, the sum of (i) the outstanding principal amount of the Senior Notes (excluding in any event the Related Notes) as of such time plus (ii) the sum of (A) the outstanding principal amount of all of the Term Loans (other than the PIK Notes) plus (B) the amount then available for drawing under all Term Letters of Credit plus (C) the amount of unpaid reimbursement obligations with respect to drawings under all Term Letters of Credit.

                  "BANK DEFERRED FEE ALLOCATION" means, at any time, the percentage determined by dividing (a) the aggregate amount of the amendment fees in favor of the Administrative Agent and the Lenders as required by, and in connection with, the Second Amendment by (b) the aggregate of the Second Amendment Closing Fees (as defined in Section 2.14(d) hereof).

                  "ELIGIBLE ASSET DISPOSITION CHARGES" means charges, calculated in accordance with Agreement Accounting Principles, incurred by the Borrower in its fiscal year ending on December 31, 2003 but only to the extent (i) such charges relate solely and directly to the sales of assets and properties permitted under Section 6.3(B) (including without limitation charges composed of brokerage and investment banking fees, rental and used trailer disposition fees and charges and other disposition transaction costs) and (ii) the proceeds of such sales are used to prepay Indebtedness of the Borrower and its Subsidiaries to the extent permitted hereunder.

                  "ELIGIBLE ASSET IMPAIRMENT CHARGES" means up to $35,000,000 in the aggregate attributable to, without duplication, any charges incurred by the Borrower in its fiscal year ending on December 31, 2003 but only to the extent such charges relate solely and directly to the impairment of long-lived assets, goodwill and other intangible assets, all in accordance with Agreement Accounting Principles.

                  "ELIGIBLE MISCELLANEOUS NON-CASH CHARGES" means non-cash charges (including but not limited to non-cash losses on finance contracts, severance and other loss contingencies but excluding Eligible Asset Impairment Charges and Eligible Restructuring Charges), calculated in accordance with Agreement Accounting Principles and, to the extent deducted in computing Consolidated Operating Income, incurred by the Borrower in its fiscal year ending on December 31, 2003 but only to the extent the aggregate amount of such non-cash charges do not exceed $10,000,000.

                  "ELIGIBLE RESTRUCTURING CHARGES" means any charges incurred by the Borrower in its fiscal year ending on December 31, 2003 but only to the extent such charges (i) are incurred in accordance with Agreement Accounting Principles and (ii) relate solely and directly to the restructuring, waiving or amending of the instruments and documents evidencing any of the Secured Obligations and other lines of credit, leases or other extensions of credit, including any amounts paid to any lenders, advisor fees and other related costs.

                  "FLEET EQUIVALENT INCREASE" is defined in Section 2.6(b) hereof.

                  "FLEET PARTICIPATION AGREEMENT" means that certain Amended and Restated Participation Agreement dated as of March 30, 2001 as currently in effect among Apex Trailer Leasing & Rentals, L.P., the Borrower, certain financial institutions from time to time party thereto, U.S. Bank National Association, as trustee and Fleet Capital Corporation individually and as owner participant, collateral agent and administrative agent, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

                  "MONTHLY AMORTIZATION AMOUNT" means (i) $1,166,667 with respect to the first nine (9) installments, (ii) $4,958,333 with respect to the succeeding four (4) installments, (iii) $2,479,167 with respect to the succeeding eight (8) installments and (iv) $4,958,333 with respect to the remaining three (3) installments; provided that, with respect to the additional January 15, 2004 installment required under Section 2.1(B)(c), "Monthly Amortization Amount" means $19,833,332 minus the aggregate amount of payments in excess, if any, of $19,833,332 made by the Borrower on the Amortization Debt from the Second Amendment Effective Date to December 31, 2003.

                  "SECOND AMENDMENT" means that certain Amendment No. 2 dated as of April 11, 2003 among the Borrower, the Lenders and the Administrative Agent.

                  "SECOND AMENDMENT EFFECTIVE DATE" means April 11, 2003.

                  "TARGETED CONSOLIDATED EBITDA AMOUNT" means, for each relevant month, the cumulative Consolidated EBITDA amount (measured from and after January 1, 2003) furnished on March 6, 2003 to the Lenders as part of the Borrower's 2003 budget minus that portion of such cumulative Consolidated EBITDA amount which is attributable to the sale, from and after January 1, 2003, of any assets or any Subsidiary to the extent permitted herein or otherwise approved by the Required Lenders.

                  "UNADJUSTED CONSOLIDATED EBITDA" means , for any period, on a consolidated basis for the Borrower and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Borrower and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Borrower and its Subsidiaries to the extent included in computing Consolidated Operating Income.

                  (b) Section 1.1 of the Credit Agreement is further amended by amending the definitions of "BANK PRINCIPAL ALLOCATION", "CONSOLIDATED EBITDA", "CONSOLIDATED EQUITY" and "PAYMENT DATE" in their entirety to read as follows:

                  "BANK PRINCIPAL ALLOCATION" shall mean, at any time, the percentage determined by dividing (a) the sum of (i) the outstanding principal amount of all of the Term Loans (other than the PIK Notes) plus (ii) the amount then available for drawing under all Term Letters of Credit plus (iii) the amount of unpaid reimbursement obligations with respect to drawings under all Term Letters of Credit by (b) the sum of (i) the outstanding principal amount of the Senior Notes (excluding in any event the Related Notes) as of such time and (ii) the sum of (A) the outstanding principal amount of all of the Term Loans (other than the PIK Notes) plus (B) the amount then available for drawing under all Term Letters of Credit plus (C) the amount of unpaid reimbursement obligations with respect to drawings under all Term Letters of Credit.

                  "CONSOLIDATED EBITDA" means, for any period, on a consolidated basis for the Borrower and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, plus (vii) Eligible Asset Impairment Charges to the extent deducted in computing Consolidated Operating Income, plus (viii) Eligible Miscellaneous Non-Cash Charges to the extent deducted in computing Consolidated Operating Income, plus (ix) Eligible Restructuring Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Borrower and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Borrower and its Subsidiaries to the extent included in computing Consolidated Operating Income.

                  "CONSOLIDATED EQUITY" means as of the date of any determination thereof for any relevant period, the total stockholders' equity of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with Agreement Accounting Principles, plus the sum of the amounts for such period, without duplication, of (i) foreign currency translation and transaction gains and losses, plus (ii) all charges against income for foreign taxes and U.S. income taxes, plus
         (iii) Eligible Asset Disposition Charges, plus (iv) Eligible Asset Impairment Charges, plus (v) Eligible Non-Cash Miscellaneous Charges, plus (vi) Eligible Restructuring Charges.

                  "PAYMENT DATE" means the last Business Day of each calendar month.

                  (c) Section 2.1(B)(c)(i) of the Credit Agreement is amended in its entirety to read as follows:

                           (c) Repayment of the Term Credit. (i) The unpaid
                  principal balance of the Term Credit shall be repaid in twenty-four (24) consecutive monthly principal installments, payable on the last Business Day of each calendar month, commencing on April 30, 2002, and continuing thereafter until the Termination Date (provided that one additional installment shall be due and payable on January 15, 2004), and the Term Credit shall be permanently reduced by the amount of each installment on the date payment thereof is made hereunder. Each monthly installment on the Term Credit shall be in an aggregate principal amount equal to the product of the Bank Principal Allocation times the Monthly Amortization Amount. The then outstanding principal balance of the Term Credit, if any, shall be due and payable on the Termination Date. No installment of any Term Credit shall be reborrowed once repaid.

                  (d) Section 2.3(B)(c) of the Credit Agreement is amended by deleting the reference to "June 30, 2002" appearing therein and inserting "March 31, 2004" in lieu thereof.

                  (e) Section 2.6(b) of the Credit Agreement is amended in its entirety to read as follows:

                  (b) Determination of Applicable Margin, Applicable Letter of Credit Fee and Applicable Revolving Loan Commitment Fee. As used in this Section 2.6(b) and in this Agreement, the following terms shall have the following meanings:

                  "Applicable Margin", "Applicable Revolving Loan Commitment Fee" and "Applicable Letter of Credit Fee" shall mean the sum of (x) the per annum rates, effective as of February 27, 2003, constituting the Applicable Margin, Applicable Revolving Loan Commitment Fee and Applicable Letter of Credit Fee, respectively, as set forth in the chart below plus (y) the "Additional Spread" described below:

---------------------------------------------------------------------------------------------------
  APPLICABLE    APPLICABLE    APPLICABLE    APPLICABLE     APPLICABLE      APPLICABLE    APPLICABLE
 MARGIN WITH   MARGIN WITH   MARGIN WITH    MARGIN WITH  REVOLVING LOAN    LETTER OF     LETTER OF
  RESPECT TO    RESPECT TO    RESPECT TO    RESPECT TO   COMMITMENT FEE    CREDIT FEE    CREDIT FEE
  BASE RATE     BASE RATE     EURODOLLAR    EURODOLLAR                    FOR REVOLVER    FOR TERM
 LOANS WHICH   LOANS WHICH    RATE LOANS    RATE LOANS                     LETTERS OF    LETTERS OF
ARE REVOLVING    ARE TERM     WHICH ARE      WHICH ARE                       CREDIT        CREDIT
    LOANS         LOANS       REVOLVING     TERM LOANS
                                LOANS
---------------------------------------------------------------------------------------------------
    2.00%         2.00%         4.05%          4.30%          1.00%          4.05%         4.30%
---------------------------------------------------------------------------------------------------

                  In addition, the foregoing per annum rates (other than the Applicable Revolving Loan Commitment Fee) shall be subject, for each month the same are determined, to an increase during such month equal to the sum of (i) 0.50% for every 10% of negative variance from the Targeted Consolidated EBITDA Amount, (ii) 0.50% for every quarterly occurrence of a Leverage Valuation Ratio above 0.85 to 1 as of the end of the Borrower's most recently ended fiscal quarter and to be paid in the quarter following such occurrence (it being understood and agreed that, once in effect, such Leverage Valuation Ratio-based increase (a "LEVERAGE INCREASE") will remain in effect for each month prior to the Borrower's achievement of a Leverage Valuation Ratio of 0.85 to 1 or less but shall cease to apply (subject to subsequent quarterly occurrences of a Leverage Valuation Ratio above 0.85 to 1) during and after such month when the Borrower's quarterly-based Leverage Valuation Ratio is equal to or less than 0.85 to 1), (iii) 0.50% for every monthly occurrence of a negative monthly Unadjusted Consolidated EBITDA and (iv) 0.20% for every month during which the "Additional Fee" (as identified and defined in Section 10.1(d) of the Fleet Participation Agreement) is payable under the Fleet Participation Agreement (a "Fleet Equivalent Increase") (the amount calculated by adding the sum of increases specified in the foregoing subsections (i), (ii),
                  (iii) and (iv) being referred to as the "ADDITIONAL Spread"). Each calculation of the Additional Spread (1) will be determined as of the end of each calendar month (or quarter in the case of the applicability of a Leverage Increase) and shall be in effect for the next succeeding calendar month (or quarter in the case of a Leverage Increase),

                  (2) shall be determined without giving effect to, and shall not be additive of, the Additional Spread determined in any previous month and (3) shall be subject to the limitation that the amount calculated by adding the sum of the increases specified in the foregoing subsections (i), (ii) and (iii) shall not exceed 5.00% for any month.

                  (f) Section 2.14 of the Credit Agreement is amended to insert new subsections (c), (d) and (e) thereto which shall read as follows:

                           (c) In addition to the rate of interest otherwise
                  applicable thereto under Section 2.6(b) hereof and all other amounts payable hereunder or in connection herewith, the Borrower shall pay, by no later than January 15, 2004, additional interest ("ADDITIONAL INTEREST") to the Lenders in accordance with their Pro Rata Shares in an amount equal to the aggregate of (i) each Deferred Principal Amount multiplied by a rate per annum equal to 2.00% from the date such Deferred Principal Amount is created and determined hereunder until the date such Deferred Principal Amount has been paid in full plus
                  (ii) each Deferred Principal Amount multiplied by a rate per annum equal to 1.00% from the date such Deferred Principal Amount has been paid in full (through voluntary prepayments pursuant to Section 2.3(a) hereof) to (but not including) January 15, 2004. Each such voluntary prepayment shall be applied to the earliest occurring Deferred Principal Amount and, after the same has been paid in full, thereafter to each immediately succeeding Deferred Principal Amount until all Deferred Principal Amounts have been paid in full. On January 15, 2004, the Borrower shall pay all Deferred Principal Amounts. As used in this Section 2.14(c), "DEFERRED PRINCIPAL AMOUNT" means, with respect to each monthly repayment of the Amortization Debt occurring on or after the Second Amendment Effective Date but prior to January 1, 2004, the Bank Principal Allocation multiplied by the excess of (x) $4,958,333 minus (y) the actual amount of such repayment; it being understood and agreed that each occurrence of such an excess will create a new and independent Deferred Principal Amount. Any payments of the Deferred Principal Amounts and interest constituting, or comparable to, the Additional Interest shall be made concurrently and on a ratable basis among the relevant holders of the Amortization Debt.

                           (d) The Borrower acknowledges that it is required to
                  pay certain amendment/closing fees (in addition to and not including the 0.25% fee described in subsection (e) below and reimbursement for out of pocket costs and expenses) to (i) the Administrative Agent and the Lenders in connection with, and as required by, the Second Amendment, (ii) the holders of the Senior Notes in connection with, and as required by, amendments (comparable to the Second Amendment) to the Note Agreements, (iii) General Electric Capital Corporation in connection with, and as required by, the amendment (comparable to the Second Amendment) to the Receivables Purchase Documents and (iv) Fleet Capital Corporation in connection with, and as required by, the amendment (comparable to the Second Amendment) to the lease agreements evidencing the Fleet Lease Transaction (such fees to such financial institutions being hereinafter referred to collectively as the "SECOND AMENDMENT CLOSING FEES"). In lieu of paying the entire balance of the Second Amendment Closing Fees on the Second Amendment Effective Date, the Borrower shall pay (1) to such financial institutions, on the Second Amendment Effective Date, at least $2,000,000 (in the aggregate) of such Second Amendment Closing Fees and the portion of the Second Amendment Closing Fees paid to the Lenders on the Second Amendment Effective Date shall not be less than the Bank Deferred Fee Allocation multiplied by the actual amount of the Second Amendment Closing Fees paid on the Second Amendment Effective Date and (2) by a date no later than January 15, 2004, (a) the then unpaid balance of the Second Amendment Closing Fees to such financial institutions and the portion of such unpaid balance paid to the Lenders on such date shall not be less than the Bank Deferred Allocation multiplied by such unpaid balance and (b) a deferral fee to the Lenders in accordance with their Pro Rata Shares on the Deferred Fee Amount at a rate per annum equal to the sum of
                  (A) the rate of interest applicable to Base Rate Loans which are Term Loans plus (B) (i) 2.00% from the Second Amendment Effective Date until the date such Deferred Fee Amount has been paid in full plus (ii) 1.00% on the date immediately prior to the day such Deferred Fee Amount balance has been paid in full [and for the period from the date such Deferred Fee amount has been paid in full until January 15, 2004. As used in this Section 2.14(d), "DEFERRED FEE AMOUNT" means, with respect to the Second Amendment Closing Fees, the Bank Deferred Fee Allocation multiplied by the excess of (x) the actual amount of the Second Amendment Closing Fees minus (y) the amount of the Second Amendment Closing Fees paid on the Second Amendment Effective Date. The Borrower agrees that in connection with any payment on any date of the Deferred Fee Amount or the deferral fees described above, the Borrower shall pay to the Lenders (in accordance with their Pro Rata Shares) on the same date an amount equal to the Bank Deferred Fee Allocation multiplied by the amount of such payment.

                           (e) The Borrower shall pay, on January 15, 2004, a
                  restructuring fee to the Administrative Agent, for the ratable account of each Lender, in an amount equal to 0.25% of the sum of (i) the then outstanding amount of the Term Credit and (ii) the daily average balance of the Revolving Credit Obligations for the period of 30 days ending on January 15, 2004 (it being understood and agreed that such restructuring fee shall be non-refundable and is deemed to be fully earned on the Second Amendment Effective Date).

                  (g) Section 6.1(A) of the Credit Agreement is amended to insert the following immediately after the reference to "As soon as practicable and in any event" appearing therein:

                           "(A) By no later than fifteen (15) days after the end
                  of each monthly accounting period of the Borrower, the following (prepared in such format and detail as is required by the Administrative Agent): (1) a statement of projected cash sources and uses of the Borrower and its Subsidiaries for the 13 calendar weeks following the end of such monthly accounting period and a report (to the extent requested by the Administrative Agent from time to time) containing management's discussion and analysis of such projections and (2) a statement of cash sources and uses for the immediately preceding monthly accounting period of the Borrower and for such historical period as is reasonably required by the Administrative Agent, in comparative form against the figures and for the corresponding date and period in the projected cash flow statements required under the foregoing subsection (1); the foregoing statements required under subsections (1) and (2) being duly certified by the chief financial officer or treasurer of the Borrower, (B) Concurrently with the delivery of each monthly report and information under the Fleet Participation Agreement (including without limitation under Section 6.1(e)(vii) thereof), the Borrower shall deliver to the Administrative Agent copies of such reports and information and any other information relevant to the calculation and determination of the Fleet Equivalent Increase and (C)"

                  (h) Section 6.2 of the Credit Agreement is amended to insert a new Section 6.2(R) thereto which shall read as follows:

                           (R) Canadian Guaranty and Collateral. By no later
                  than May 31, 2003, the Borrower shall (i) cause its Canadian Subsidiary to execute and deliver to the Agent, a guarantee of the Obligations pursuant to a guaranty agreement, or supplement thereto, in form and substance satisfactory to the Administrative Agent and its counsel, (ii) cause its Canadian Subsidiary to execute and deliver to the Collateral Agent a general security agreement, or supplement thereto, in form and substance satisfactory to the Collateral Agent and its counsel, (iii) execute and deliver a Pledge Agreement, or supplement thereto, pledging 100% of the capital stock of its Canadian Subsidiary and (iv) deliver to the Administrative Agent corporate resolutions and other documentation (including legal opinions, Personal Property Security Act financing statements and such other instruments and documents as are requested by, and in form and substance satisfactory to, the Administrative Agent and its counsel) related to the delivery of the foregoing agreements; provided that the Borrower may elect not to provide that portion or amount of collateral described above and evidenced by any of the foregoing instruments and documents to the extent but only to the extent that delivery of such collateral would cause its Canadian Subsidiary's accumulated and undistributed earnings and profits to be deemed to be repatriated to the Borrower or a Domestic Subsidiary for U.S. federal income tax purposes and the effect of such repatriation would be to cause materially adverse tax consequences for the Borrower.

                  (i) Sections 6.4(A), (B), (C), (D), (E) and (F) of the Credit Agreement are amended and restated in their entirety to read as follows:

                  (A) Intentionally Omitted.

                  (B) Minimum Consolidated Equity. The Borrower shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated Equity at an amount not less than the applicable "Minimum Consolidated Equity" specified below:

Fiscal Quarter Ending                        Minimum Consolidated
---------------------                        --------------------
                                                    Equity
                                                    ------
March 31, 2003                                   $40,000,000
June 30, 2003                                    $35,000,000
September 30, 2003                               $30,000,000
December 31, 2003                                $25,000,000

                  (C) Maximum Leverage Valuation Ratio. The Borrower shall not permit, as of the last day of each of the fiscal quarters specified below, the Leverage Valuation Ratio to exceed the applicable "Maximum Leverage Valuation Ratio" specified below:

Fiscal Quarter Ending                     Maximum Leverage Valuation
---------------------                     --------------------------
                                                    Ratio
                                                    -----
March 31, 2003                                    0.95 to 1
June 30, 2003                                     0.95 to 1
September 30, 2003                                0.95 to 1
December 31, 2003                                 0.95 to 1

                  (D) Minimum Consolidated EBITDA. The Borrower shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated EBITDA, at an amount not less than the applicable "Minimum Cumulative Consolidated EBITDA" specified below, for the period commencing on January 1, 2003 and ending on such last day:

                                   Minimum Cumulative Consolidated
                                   -------------------------------
Month Ending                                    EBITDA
------------                                    ------
March 31, 2003                                    $0
June 30, 2003                                 $5,000,000
September 30, 2003                            $15,000,000
December 31, 2003                             $20,000,000

                   (E) Minimum Interest Coverage Cash Collateral. The Borrower shall, by no later than December 31, 2002, enter into a Cash Collateral Agreement and, by no later than one (1) Business Day prior to the first day of each fiscal quarter of the Borrower ending on or after March 31, 2003, deposit funds ("CASH COLLATERAL FUNDS") with the Collateral Agent in an amount not less than the aggregate amount of interest required to be paid, through the end of the immediately succeeding fiscal quarter, under this Agreement and under the Note Agreements; provided that (i) in the case of interest required to be paid through the end of the fiscal quarter ending on March 31, 2004, the Borrower may deposit Cash

                   Collateral Funds on or before (but not after) January 15, 2004 and (ii) it being understood and agreed that if, at any time subsequent to the date Cash Collateral Funds are deposited, the aggregate amount of interest required to be so paid increases, the Borrower shall promptly, and in any event within three (3) Business Days after demand by the Agent or by the holders of the Senior Notes, deposit additional funds with the Collateral Agent in an aggregate amount not less than the amount of such increase).

                   (F) Maximum Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to, expend for Capital Expenditures during any fiscal year of the Borrower and its Subsidiaries, in excess of $4,000,000 in the aggregate for the Borrower and its Subsidiaries.

                  (j) Section 7.1 of the Credit Agreement is amended to add new subsections (s) and (t) which shall read as follows:

                                    (s) Failure to Deliver Refinancing
                  Commitment Letter. The Borrower shall fail to deliver, by no later than January 31, 2004, one or more binding commitment letters (in form and substance satisfactory to the Required Secured Parties as defined in the Intercreditor Agreement) from a bank, institutional lender or other qualified lending source to pay in full, on or before the Termination Date, the Secured Obligations as defined in the Intercreditor Agreement.

                                    (t) Default under Fleet Participation
                  Agreement. A default or breach shall occur under the Fleet Participation Agreement, regardless of whether such default is waived or whether any right with respect to such default or breach is exercised (including, without limitation, any default or breach arising out of failure by Performance Guarantor to deliver a business plan as required by Section 6.1(o) thereof).

                  (k) Section 7.1(b)(ii) of the Credit Agreement is amending by inserting "or Section 6.2(R)" immediately after the reference to "Section 6.2(Q)" appearing therein.

                  (l) Exhibit F to the Credit Agreement is amended in its entirety by substituting therefor Amended Exhibit F attached to this Amendment.

                  2. Consent. Subject to the conditions precedent set forth in Section 3 below, the Agent and the Lenders grant their consent to certain transactions as follows:

                  Amendments to Documents. In connection with the amendments specified in Section 1 hereof, the Borrower has informed the Agent and Lenders of its intention to amend the Note Agreements, the Receivables Purchase Documents and the lease agreements evidencing the Fleet Lease Transactions, in each case in a manner similar to the amendments hereunder. At the Borrower's request, the Lenders consent to such amendments.

                  3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders and the Agent and the Consent attached hereto duly executed by the Guarantors, (ii) amendments to the Note Agreements, the Receivables Purchase Documents and the lease agreements evidencing the Fleet Lease Transaction shall have been executed and delivered by the parties thereto and become effective, which amendments shall be in form and substance acceptable to the Agent and its counsel, (iii) subject to the amendment set forth in Section 1(f) hereof, the Borrower shall have paid to the Agent, for the ratable account of each Lender, an amendment fee in an amount equal to 0.625% of such Lender's Revolving Loan Commitment and Term Credit (each as calculated on the Second Amendment Effective Date), (iv) the Agent shall have received, for the ratable account of each Lender, the aggregate amount of unpaid interest on the relevant Obligations, accrued for the period from February 27, 2003 up to and including the Second Amendment Effective Date, including without limitation an amount equal to the excess of (A) the amount that would have been payable on the relevant Obligations as a result of the effectiveness, as of February 27, 2003, of the 0.50% increase in the Applicable Margin, Applicable Letter of Credit Fee and Applicable Revolving Loan Commitment Fee and the implementation of the Additional Spread, in each case pursuant hereto minus (B) the amount of interest actually paid thereon for such period and (v) the Agent shall have received reimbursement in full of the Agent's legal and other advisory fees and expenses it has heretofore incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the transactions contemplated hereby.

                  4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date and changes reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement.

                  5.       Reference to and Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Sections 1 and 2 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended or waived (as applicable) hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Indiana, but giving effect to federal laws applicable to national banks.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow]

                                    IN WITNESS WHEREOF, this Amendment has been
                  duly executed as of the day and year first above written.

                          WABASH NATIONAL CORPORATION,
                                 as the Borrower

                          By:_____________________________________________
                          Name:
                          Title:


                          BANK ONE, NA, as Administrative Agent and as a Lender

                          By:_____________________________________________
                          Name:
                          Title:


                          THE NORTHERN TRUST COMPANY,
                              as a Lender


                          By:_____________________________________________
                          Name:
                          Title:


                          U.S. BANK NATIONAL ASSOCIATION,
                              as a Lender


                          By:_____________________________________________
                          Name:
                          Title:



                        Signature Page to Amendment No. 2
                           Wabash National Corporation
        Amended and Restated Credit Agreement dated as of April 11, 2002

                          SUNTRUST BANK,
                              as a Lender


                          By:_____________________________________________
                          Name:
                          Title:


                          FIFTH THIRD BANK,
                              as a Lender


                          By:_____________________________________________
                          Name:
                          Title:


                          KEYBANK NATIONAL ASSOCIATION,
                              as a Lender


                          By:_____________________________________________
                          Name:
                          Title:


                          NATIONAL CITY BANK OF INDIANA,
                              as a Lender


                          By:_____________________________________________
                          Name:
                          Title:



                        Signature Page to Amendment No. 2
                           Wabash National Corporation
        Amended and Restated Credit Agreement dated as of April 11, 2002

                            CONSENT AND REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Amended and Restated Credit Agreement dated as of April 11, 2002 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Wabash National Corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and Bank One, NA, in its individual capacity as a Lender and in its capacity as contractual representative (the "Agent"), which Amendment No. 2 is dated as of April 11, 2003 (the "Amendment"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  April 11, 2003

                          WABASH NATIONAL, L.P.

                          By: NOAMTC, Inc., its General Partner

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative


                          WABASH NATIONAL FINANCE CORPORATION

                          By: ___________________________________________
                          Name:
                          Title:


                          APEX TRAILER LEASING & RENTALS, L.P.

                          By: Wabash National Corporation, its General
                          Partner

                          By: ___________________________________________
                          Christopher A. Black, Vice President & Treasurer



                        Signature Page to Amendment No. 2
                           Wabash National Corporation
        Amended and Restated Credit Agreement dated as of April 11, 2002

                          CLOUD OAK FLOORING COMPANY, INC.

                          By: ______________________________________
                          Christopher A. Black, Authorized Representative


                          CONTINENTAL TRANSIT CORPORATION

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative


                          FTSI DISTRIBUTION COMPANY, L.P.

                          By: NOAMTC, Inc., its General Partner

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative


                          NATIONAL TRAILER FUNDING, L.L.C.

                          By: NOAMTC, INC., its Member

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative


                          NOAMTC, INC.

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative

                          WNC CLOUD MERGER SUB, INC.

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative


                          WTSI TECHNOLOGY CORP.

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative



                        Signature Page to Amendment No. 2
                           Wabash National Corporation
        Amended and Restated Credit Agreement dated as of April 11, 2002

                          WABASH FINANCING LLC

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative


                          WABASH NATIONAL SERVICES, L.P.

                          By: NOAMTC, Inc., its General Partner

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative


                          WABASH TECHNOLOGY CORP.

                          By: ___________________________________________
                          Christopher A. Black, Authorized Representative


                          WNC RECEIVABLES MANAGEMENT CORP.

                          By:___________________________________________
                          Christopher A. Black, Secretary



                        Signature Page to Amendment No. 2
                           Wabash National Corporation
        Amended and Restated Credit Agreement dated as of April 11, 2002

                                AMENDED EXHIBIT F

                                    EXHIBIT F

                         FORM OF COMPLIANCE CERTIFICATE

To:      The Lenders Parties to the
         Credit Agreement Described Below


                  This Compliance Certificate is furnished pursuant to that certain Amended and Restated Credit Agreement dated as of April 11, 2002 (as amended, modified, renewed or extended from time to time, the "Agreement") among Wabash National Corporation (the "Borrower"), the Lenders party thereto and Bank One, NA (successor by merger to Bank One, Indiana, N.A.), as contractual representative (the "Administrative Agent") for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly elected ____________________ of the Borrower and the [Chief Financial Officer] [Treasurer];

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                  4. Schedule I and Schedule II attached hereto set forth financial data and computations evidencing the Company's compliance with certain covenants of the Agreement and the Excess Cash Flow during the accounting period covered by the attached financial statements, all of which data and computations are true, complete and correct.

                  Described below are the exceptions, if any, to paragraph 3, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

-----------------------------------------------------------------

-----------------------------------------------------------------

                  The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of __________, ____.


                                   -------------------------------------------
                                            [Insert Name of Officer]

Wabash National Corporation
Quarterly Compliance Certificate Worksheet

                             COMPLIANCE CERTIFICATE
             QUARTERLY SCHEDULE OF COMPLIANCE AS OF _________, 2003

A.       INTENTIONALLY OMITTED


B.       INTENTIONALLY OMITTED


C.       MINIMUM CONSOLIDATED EQUITY (SECTION 6.4(B))

         1.       Actual Amount:

                  a.       Consolidated Equity                                          $        -
                  b.       Minimum Required Amount                                      $        -

D.       MAXIMUM LEVERAGE VALUATION RATIO (SECTION 6.4(C))

         1.       Actual Amount:
                  a.       Term Debt (Notes & Bank Debt)                                $        -
                  b.       Revolver (Super Revolver)                                    $        -
                                                                                        -----------
                  c.       Total Debt (a+b)                                             $        -
                  d.       Cash and Cash Equivalents                                    $        -
                  e.       Net Inventory                                                $        -
                  f.       Net Prepaid and Other Expenses                               $        -
                  g.       Net PP&E                                                     $        -
                                                                                        -----------
                  h.       Total Assets (d+e+f+g)                                       $        -
                  i.       Leverage Ratio (c/h)                                                   x
                                                                                             -----

         2.       Minimum Required Amount                                                         x
                                                                                             -----

E.       MINIMUM CONSOLIDATED CUMULATIVE (SINCE 1/1/2003) EBITDA (SECTION 6.4(D))

         1.       Actual Amount:

                  a.       Consolidated Operating Income                                           $            -
                  b.       Foreign and Domestic Taxes Deducted in Operating Income                 $            -
                  c.       Interest Expense Deducted in Operating Income                           $            -
                  d.       Eligible Asset Disposition Charges                                      $            -
                  e.       Eligible Asset Impairment Charges                                       $            -
                  f.       Eligible Miscellaneous Non-Cash Charges                                 $            -
                  g.       Eligible Restructuring Charges                                          $            -
                  h.       Depreciation Expense Deducted in Operating Income                       $            -
                  i.       Amortization Expense Deducted in Operating Income                       $            -
                  j.       Interest Income Included in Operating Income                            $            -
                  k.       Total Tax Benefit Included in Operating Income                          $            -
                  l.       Consolidated EBITDA (a+b+c+d+e+f+g+h+i-j-k)                             $            -

         2.       Minimum Required Amount                                                          $            -

F.       INTENTIONALLY OMITTED

G.       MAXIMUM CAPITAL EXPENDITURES (SECTION 6.4(F))

         1.       Actual Amount:
                  a. Capital Expenditures (Year-to-Date)                                $        -

         2.       Maximum Annual Allowed Amount                                         $ 4,000,000

H.       MAXIMUM FINANCE CONTRACTS (SECTION 6.4(G))

         1.       Actual Amount:
                  a. Finance Contracts (Year-To-Date)                                   $        -

         2.       Maximum Annual Allowed Amount                                         $ 5,000,000

A.       MAXIMUM OTHER UNSECURED INDEBTEDNESS (Section 6.3(A))

         1.       Actual Amount:                                                $_____________

         2.       Maximum Permitted Amount:                                     $3,000,000

B.       SALES OF ASSETS (Section 6.3(B)(v))

         1.       Actual Amount:

                  a.       Total amount of sales of assets in current fiscal
                           year to date (See Schedule II for detail)            $_____________

         2.       Maximum Permitted Amount:                                     $5,000,000

C.       INTENTIONALLY OMITTED

D.       INVESTMENTS (Section 6.3(D)(vii))

         For each new Investment pursuant to Section 6.3(D)(vii) of the Agreement during the most recent fiscal quarter covered by this Certificate, complete the following:

         1.       Date and brief description of nature of new Investment:
                  _______________________________________________________
                  _______________________________________________________

         2.       Actual Amount:

                  a.       Amount of new Investment                             $_____________

                  b.       Amount of existing Investments under
                           Section 6.3(D)(vii)                                  +_____________

                  c.       Total Investments under Section 6.3(D)(vii)          =$_____________

         3.       Maximum Permitted Amount:                                     $5,000,000

E.       LEASES (Section 6.3(N))

         1.       Actual Amount of Leases:                                      $__________

         2.       Maximum Permitted Amount:                                     $5,000,000

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                  Schedule of Compliance as of __________, ____

                             (Dollars in Thousands)

A.       Sales of Assets

         [List separate sales and amounts]                   $_____________
                                                             ______________
                                                             ______________
                                                             ______________
                                                             ______________

                                            Total            $_____________